UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

HUB INTERNATIONAL LIMITED

(Exact name of Registrant as specified in its charter)

Canada

(State or Other Jurisdiction of Incorporation)

1-31310)	36-4412416
(Commission File Number	(I.R.S. Employer Identification Number)

55 East Jackson Boulevard, Chicago, Illinois 60604

(877) 402-6601

(Address of principal executive offices and telephone number, including area code)

n/a

(Former name or former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 22, 2007, Hub International Limited, a Canadian corporation (the “Company”), entered into an amendment (the “Amendment”) to the Arrangement Agreement dated as of February 25, 2007 (the “Arrangement Agreement” ) pursuant to which the Company will be acquired by Maple Tree Acquisition Corporation, a British Columbia corporation (“Maple Tree”), formed by funds advised by Apax Partners L.P. and Apax Partners Worldwide LLP (“Apax”) and Morgan Stanley Principal Investments, Inc. (“MSPI” and together with Apax, the “Sponsors”). The Amendment increases the price per common share of the Company (a “Share”) from US$40.00 to US$41.50.

In certain circumstances, the Arrangement Agreement provides for Maple Tree or the Company to pay to the other party a fee upon termination of the Arrangement Agreement. The Amendment provides that the fee payable by Maple Tree or the Company will be US$53 million in all circumstances where a termination fee is payable.

The Amendment has been unanimously approved by the board of directors of the Company (with interested directors abstaining) following the report and favorable, unanimous recommendation of a special committee of disinterested directors.

Under the terms of the Arrangement Agreement, as amended by the Amendment, Maple Tree will acquire all of the outstanding Shares, other than certain Shares held by certain members of the Company’s senior management team (collectively, the “Rollover Shareholders”) who have agreed in principle, at the request of the Sponsors, to exchange a portion of their outstanding Shares and stock options to purchase Shares (“Company Options”) for securities of Maple Tree or an affiliate thereof, pursuant to a Plan of Arrangement (the “Arrangement”) under the Canada Business Corporations Act (the “CBCA”).

At the effective time of the Arrangement (the “Effective Time”), each Share, other than any Shares exchanged by the Rollover Shareholders or by shareholders who properly exercise dissent rights under the CBCA (“Dissenting Shareholders”), will be deemed to be transferred to Maple Tree in consideration for the right to receive a cash payment from the Company in the amount equal to US$41.50, without interest.

Each Company Option that has not been exercised prior to the date of the Effective Time, other than Company Options exchanged by Rollover Shareholders, will be cancelled by the Company in consideration for the right to receive a cash payment from the Company in an amount equal to the difference between US$41.50 and the exercise price of such Company Option, less any amounts the Company is required to withhold for taxes.

Each of the Company’s restricted share units (“Company RSUs”) that by its terms accelerates at the Effective Time will be cancelled in consideration for the right to receive a cash payment from the Company in the amount equal to US$41.50, less any amounts the Company is required to withhold for taxes.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, including the exhibits thereto, attached as Exhibit 2.1 hereto and incorporated herein by reference, and the full text of the Arrangement Agreement, including the exhibits thereto, incorporated by reference as Exhibit 2.2 hereto and incorporated herein by reference.

Important Additional Information will be Filed with Securities Regulators:

In connection with the proposed transaction, the Company will mail a proxy statement to its shareholders, and has filed a preliminary a proxy statement with the Securities and Exchange Commission and Canadian securities regulators. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THE COMPANY FILES, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES THERETO.

Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov and at the Canadian securities regulators’ Web site at http://www.sedar.com. The proxy statement and such other documents may also be obtained for free from the Company by directing a request to Investor Relations, Hub International Limited, 55 East Jackson Boulevard, Chicago, IL 60604, telephone: (877) 402-6601.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information concerning the interests of the Company’s management who are participating in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, filed with the Securities and Exchange Commission and the Canadian securities regulators, and in the proxy statement relating to the transaction.

Item 7.01	Regulation FD Disclosure

On March 22, 2007, the Company issued a press release announcing that it had entered into the Amendment. A copy of the press release is attached as Exhibit 99.1 hereto.

The foregoing information, including the information contained in the press release attached as Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-looking statements

This Current Report and the exhibits furnished herewith may contain “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect the Company’s current expectations regarding the Company’s future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, the Company’s management. The Company has used words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will continue,” “will likely result,” and similar expressions to indicate forward-looking statements, however, these words are not the exclusive means of identifying these forward-looking statements. These statements are based on information currently available to the Company and are subject to various risks, uncertainties, and other factors that could cause the Company’s actual growth, results of operations, financial condition, cash flows, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements, including, but not limited to: risks associated with implementing the Company’s business strategies, identifying and consummating acquisitions, successfully integrating acquired businesses, attaining greater market share, resolution of regulatory issues and litigation, including those related to compensation arrangements with insurance carriers, the possibility that the receipt of contingent compensation from insurance carriers could be prohibited, developing and implementing effective information technology systems, recruiting and retaining qualified employees, fluctuations in the demand for insurance products, fluctuations in the premiums charged by insurance carriers, with corresponding fluctuations in the Company’s premium-based revenue, fluctuations in foreign currency exchange rates, any loss of services of key executive officers, industry consolidation, increased competition in the industry, the actual costs of resolution of contingent liabilities, the passage of new federal, state or provincial legislation subjecting the Company’s business to regulation in the jurisdictions in which the Company operates, and those discussed in the Company’s Annual Report on Form 10-K, particularly under the caption “Risk Factors,” filed with the Securities and Exchange Commission and the Canadian securities commissions. These uncertainties and other factors also include, but are not limited to, risks associated with the Arrangement, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement, the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Arrangement Agreement, the inability to complete the transaction due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the transaction, risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction. Many of the factors that will determine the outcome of the subject matter of this Current Report and the exhibits furnished herewith are beyond the Company’s ability to control or predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Except as otherwise expressly required by federal securities laws, the Company undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

2.1	Amendment No. 1 to Arrangement Agreement, dated as of March 22, 2007, between Hub International Limited and Maple Tree Acquisition Corporation

2.2	Arrangement Agreement, dated as of February 25, 2007, between Hub International Limited and Maple Tree Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2007)*

99.1	Press release dated March 22, 2007

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2007

HUB INTERNATIONAL LIMITED

	By:	/s/ Marianne D. Paine
	Name:	Marianne D. Paine
	Title:	Vice President

EXHIBIT INDEX

Exhibit	Description
2.1	Amendment No. 1 to Arrangement Agreement, dated as of March 22, 2007, between Hub International Limited and Maple Tree Acquisition Corporation

2.2	Arrangement Agreement, dated as of February 25, 2007, between Hub International Limited and Maple Tree Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2007)*

99.1	Press release dated March 22, 2007

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.